Exhibit 10.1

Landec Corporation

1,935,504 Shares of Common Stock

SUBSCRIPTION AGREEMENT

March 26, 2002

TO EACH OF THE PURCHASERS NAMED ON THE SIGNATURE PAGES HEREOF

Ladies and Gentlemen:

Landec Corporation, a California corporation (the “Company”), hereby confirms its agreement with you (the “Purchasers”), as set forth below.

1.             The Shares.  Subject to the terms and conditions herein contained, the Company proposes to issue and sell to each Purchaser the number of shares of its Common Stock, par value $0.001 per share (the “Common Stock”), set forth on the signature page of such Purchaser hereto (collectively, the “Shares”).

The Shares will be offered and sold to the Purchasers without such offers and sales being registered under the Securities Act of 1933, as amended (together with the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, the “Securities Act”), in reliance on exemptions therefrom.

In connection with the sale of the Shares, the Company has made available its periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 since January 1, 2001.  These reports and filings are collectively referred to as the “Disclosure Documents”.  All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Disclosure Documents (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Disclosure Documents.

The Purchasers and their direct and indirect transferees of the Shares will be entitled to the benefits of the Registration Rights Agreement to be dated as of March 26, 2002 among the parties hereto (the “Registration Rights Agreement”) pursuant to which the Company has agreed, among other things, to file a shelf registration statement (the “Shelf Registration Statement”) pursuant to Rule 415 under the Securities Act of 1933 relating to the resale of the Shares (as defined herein) by holders thereof.

The Registration Rights Agreement, the Engagement Letter dated March 4, 2002 with Roth Capital Partners, LLC, and this Agreement are herein collectively referred to as the “Basic Documents”.

2.             Representations and Warranties of the Company.  The Company represents and warrants to and agrees with each Purchaser that:

(a)           The Disclosure Documents as of their respective dates did not, and any amendment or supplement thereto as of its date did not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Disclosure Documents, at the time they were filed with the Commission, complied in all material respects with the requirements of the Securities Act of 1933 and/or the Securities Acts of 1934, as the case may be (together with the rules and regulations of the Commission promulgated thereunder, the “Securities Acts”), as applicable.

(b)           Each of the Company and its subsidiaries (the “Subsidiaries”) has been duly incorporated and each of the Company and the Subsidiaries is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with the requisite corporate power and authority to own its properties and conduct its business as now conducted as described in the Disclosure Documents and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or other), properties, prospects or results of operations of the Company and the Subsidiaries, taken as a whole (any such event, a “Material Adverse Effect”); as of the Closing Date, the Company will have the authorized, issued and outstanding capitalization set forth in the Disclosure Documents (subject to the issuance of shares pursuant to this Agreement or pursuant to options outstanding under the Company’s stock option plans or outstanding warrants or other rights to acquire shares described in the Disclosure Documents); all of the outstanding shares of capital stock of the Company and the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights and are owned free and clear of all liens, encumbrances, equities, and restrictions on transferability (other than those imposed by the Securities Act and the state securities or “Blue Sky” laws) or voting; except as set forth in the Disclosure Documents, all of the outstanding shares of capital stock of the Subsidiaries are owned, directly or indirectly, by the Company; the shares of capital stock of the Company and the Subsidiaries that are reserved for issuance pursuant to stock option plans or other equity incentive plans is as set forth in the Disclosure Documents; and except as may be outstanding under stock option plans or other equity incentive plans that are described in the Disclosure Documents, there are no outstanding options, warrants or other rights to purchase shares of capital stock of the Company or the Subsidiaries.

(c)           The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Basic Documents.  Each of the Basic Documents has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or

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affecting creditors’ rights generally or (B) general principles of equity and the discretion of the court before which any proceeding therefore may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) (collectively, the “Enforceability Exceptions”), and (ii) any rights to indemnity, or contribution under the Registration Rights Agreement may be limited by federal and state securities laws and public policy considerations.

(d)           The Shares have been duly authorized and, when issued upon payment thereof in accordance with this Agreement, will have been validly issued, fully paid and nonassessable.  The capital stock of the Company, including the Common Stock, conforms to the description thereof contained in the Disclosure Documents.  The stockholders of the Company have no preemptive or similar rights with respect to the Common Stock.

(e)           No consent, approval, authorization, license, qualification, exemption or order of any court or governmental agency or body or third party is required for the performance of the Basic Documents by the Company or for the consummation by the Company of any of the transactions contemplated thereby, or the application of the proceeds of the issuance of the Shares as described in the Disclosure Documents, except for such consents, approvals, authorizations, licenses, qualifications, exemptions or orders (i) as have been obtained on or prior to the Closing Date, (ii) as are not required to be obtained on or prior to the Closing Date that will be obtained when required, or (iii) the failure to obtain which would not, individually or in the aggregate, have a Material Adverse Effect; all such consents, approvals, authorizations, licenses, qualifications, exemptions and orders set forth in the Disclosure Documents which are required to be obtained by the Closing Date will be in full force and effect as of the Closing Date and not the subject of any pending or, to the best knowledge of the Company, threatened attack by appeal or direct proceeding or otherwise.

(f)            None of the Company or the Subsidiaries is (i) in violation of its certificate of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its properties or assets, which breach or violation would, individually or in the aggregate, have a Material Adverse Effect, or (iii) in default (nor has any event occurred which with notice or passage of time, or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which it is a party or to which it is subject, which default would, individually or in the aggregate, have a Material Adverse Effect.

(g)           The execution, delivery and performance by the Company of the Basic Documents and the consummation by the Company of the transactions contemplated thereby and the fulfillment of the terms thereof will not (a) violate, conflict with or constitute or result in a breach of or a default under (or an event that, with notice or lapse of time, or both, would constitute a breach of or a default under) any of (i) the terms or provisions of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which any of the Company or the Subsidiaries is a party or to which any of their respective properties or

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assets are subject, (ii) the certificate of incorporation or bylaws of any of the Company or the Subsidiaries (or similar organizational document) or (iii) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or the Subsidiaries or any of their respective properties or assets or (b) result in the imposition of any lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Subsidiaries, which violation, conflict, breach, default or lien would, individually or in the aggregate, have a Material Adverse Effect.

(h)           The audited consolidated financial statements included in the Disclosure Documents present fairly the consolidated financial position, results of operations, cash flows and changes in stockholders’ equity of the entities, at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis; the interim unaudited consolidated financial statements included in the Disclosure Documents present fairly the consolidated financial position, results of operations and cash flows of the entities, at the dates and for the periods to which they relate, subject to year-end audit adjustments, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis with the audited consolidated financial statements included therein; the selected financial and statistical data included in the Disclosure Documents present fairly the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein; and Ernst & Young LLP, which has examined certain of such financial statements as set forth in its report included in the Disclosure Documents, is an independent public accounting firm as required by the Securities Act for an offering registered thereunder.

(i)            Except as described in the Disclosure Documents, there is not pending or, to the best knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, to which any of the Company or the Subsidiaries is a party, or to which their respective properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, that, if determined adversely to the Company or any such Subsidiary, would, individually or in the aggregate, have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Shares to be sold hereunder or the application of the proceeds therefrom or the other transactions described in the Disclosure Documents.

(j)            None of the Company or the Subsidiaries has, or, after giving effect to the issuance and sale of the Shares, will have, any liability for any prohibited transaction (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”)), accumulated funding deficiency (as defined in Section 302 of ERISA) or any complete or partial withdrawal from a multiemployer plan (as defined in Section 4001(a)(3) of ERISA), with respect to any plan (as defined in Section 3(3) of ERISA) as to which the Company or any of the Subsidiaries has or could have any direct or indirect, actual or contingent liability.  With respect to such plans, the Company and the Subsidiaries

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are, and, after giving effect to the issuance and sale of the Shares, will be, in compliance in all material respects with all provisions of the Code and ERISA.

(k)           The Company and the Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how that are necessary to conduct their businesses as described in the Disclosure Documents.  None of the Company or the Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.

(l)            Each of the Company and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Disclosure Documents (“Permits”), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such Permit, except where such revocation, termination or impairment would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Company or the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Disclosure Documents and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(m)          Subsequent to the respective dates as of which information is given in the Disclosure Documents and except as described therein, (i) the Company and the Subsidiaries have not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, (ii) the Company and the Subsidiaries have not purchased any of their respective outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on any of their respective capital stock or otherwise (other than, (A) with respect to the Company, the payment of dividends on its Series B Preferred Stock and (B) with respect to any of such Subsidiaries, the purchase of, or a dividend or distribution on, capital stock owned by the Company), (iii) there has not been any material change in the capital stock or any increase in the long-term indebtedness of the Company or any of the Subsidiaries, (iv) there has not occurred any event or condition, individually or in the aggregate, that has a Material Adverse Effect and (v) the Company and the Subsidiaries have not sustained any material loss or interference with respect to their respective businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding.

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(n)           There are no legal or governmental proceedings nor are there any contracts or other documents required by the Securities Act to be described in a prospectus that are not described in the Disclosure Documents.  Except as described in the Disclosure Documents, none of the Company or the Subsidiaries is in default under any of the contracts described in the Disclosure Documents, has received a notice or claim of any such default or has knowledge of any breach of such contracts by the other party or parties thereto, except such defaults or breaches as would not, individually or in the aggregate, have a Material Adverse Effect.

(o)           Each of the Company and the Subsidiaries has good and marketable title to all real property described in the Disclosure Documents as being owned by it and good and marketable title to the leasehold estate in the real property described therein as being leased by it, free and clear of all liens, charges, encumbrances or restrictions, except, in each case, as described in the Disclosure Documents or such as would not, individually or in the aggregate, have a Material Adverse Effect.  All leases, contracts and agreements, including those referred to in the Disclosure Documents, to which the Company or any of the Subsidiaries is a party or by which any of them is bound are, to the knowledge of the Company, valid and enforceable against the other party or parties thereto, except where the invalidity or unenforceability would not, individually or in the aggregate, have a Material Adverse Effect.

(p)           Each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Company or any Subsidiary is contesting in good faith and for which adequate reserves have been provided in accordance with generally accepted accounting principles, there is no tax deficiency that has been asserted against the Company or any Subsidiary that would, individually or in the aggregate, have a Material Adverse Effect.

(q)           For purposes of this Agreement, the following terms shall have the following meanings:  “Environmental Law” means any federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment binding on any of the Company or the Subsidiaries, relating to pollution or protection of the environment, natural resources or health or safety including, without limitation, any relating to the release or threatened release of any pollutant, contaminated substance, material, waste, chemical or contaminant subject to regulation thereunder.  Except as disclosed in the Disclosure Documents and except as would not, individually or in the aggregate, have a Material Adverse Effect, (A) each of the Company and the Subsidiaries is in compliance with all, and is not subject to liability (including, without limitation, fines or penalties) under any, applicable Environmental Laws, (B) each of the Company and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation,

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investigation, proceeding, notice or demand letter or request for information pending or, to the best knowledge of the Company, threatened against the Company or any of the Subsidiaries under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of the Subsidiaries, (E) neither the Company nor any of the Subsidiaries is subject to any order, decree or agreement requiring, or is otherwise obligated or required to perform any response or corrective action relating to any hazardous material, (F) neither the Company nor any of the Subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), or any comparable state law, (G) no property or facility of the Company or any of the Subsidiaries is (i) listed or proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation and Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority and (H) there are no past or present actions, events, operations or activities which could reasonably be expected to prevent or interfere with compliance by the Company or any Subsidiary with any applicable Environmental Law or to result in liability (including, without limitation, fines or penalties) under any applicable Environmental Law.

(r)            None of the Company or the Subsidiaries is, or immediately after the Closing Date will be, required to register as an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(s)           None of the Company or the Subsidiaries or any of such entities’ directors, officers, employees, agents or controlling persons has taken, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result, under the Securities Acts or otherwise, in, or that has constituted, stabilization or manipulation of the price of the Shares.

(t)            None of the Company, the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any “security” (as defined in the Securities Act) which is or could be integrated with the sale of the Shares in a manner that would require the registration under the Securities Act of the Shares or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Shares or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.  Assuming the accuracy of the representations and warranties of the Purchasers in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Shares to the Purchasers in the manner contemplated by this Agreement to register any of the Shares under the Securities Act.

(u)           Except as set forth in the Disclosure Documents, there is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any

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of the Subsidiaries which is pending or, to the best knowledge of the Company or any of the Subsidiaries, threatened.

(v)           Each of the Company and the Subsidiaries carries insurance (including self-insurance) in such amounts and covering such risks as in its reasonable determination is adequate for the conduct of its business and the value of its properties.

(w)          Each of the Company and the Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

(x)            No holder of securities of the Company or any Subsidiary will be entitled to have such securities registered under the Shelf Registration Statement.

(y)           Except the fee payable to Roth Capital Partners, LLC (“Roth”), the Company does not know of any claims for services, either in the nature of a finder’s fee or financial advisory fee, with respect to the offering of the Shares and the transactions contemplated by the Disclosure Documents.

(z)            The Common Stock is listed on the Nasdaq National Market.  The Company currently is not in violation of, and the consummation of the transactions contemplated by the Basic Documents, will not violate, any rule of the National Association of Securities Dealers, except that the Company may issue the Shares prior to expiration of the full 15 day notice period set forth in Section 4310(c)(17) of the NASD Manual.

(aa)         The Company is eligible to use Form S-3 for the resale of the Shares by Purchasers or their transferees.  Any certificate signed by any officer of the Company or any Subsidiary and delivered pursuant to this Agreement shall be deemed a joint and several representation and warranty by the Company to each Purchaser as to the matters covered thereby.

3.             Purchase, Sale and Delivery of the Shares.  On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth and subject to approval of this transaction by the Company’s Board of Directors, the Company agrees to issue and sell to the Purchasers, and each Purchaser acting severally and not jointly agrees to purchase from the Company, the number of Shares set forth on such Purchaser’s signature page hereto, at $3.10 per share.

One or more certificates in definitive form for the Shares that the Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as each Purchaser requests upon notice to the Company at least 48 hours prior to the Closing Date (as defined) shall be delivered by or on behalf of the Company, against payment by or on behalf of the Purchasers, of the purchase price therefor

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by wire transfer of immediately available funds to the account of the Company previously designated by it in writing.  Such delivery of and payment for the Shares shall be made at the offices of Orrick, Herrington & Sutcliffe LLP, 1020 Marsh Road, Menlo Park, CA  94025 (“Orrick”), on March 28, 2002, or at such date as the Purchasers and the Company may agree upon, such time and date of delivery against payment being herein referred to as the “Closing Date.”  The Company will make such certificate or certificates for the Shares available for checking and packaging by the Purchasers at the offices of Orrick at least 24 hours prior to the Closing Date.

4.             Certain Covenants.  The Company covenants and agrees with each Purchaser that:

(a)           None of the Company or any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) which could be integrated with the sale of the Shares in a manner which would require the registration under the Securities Act of the Shares.

(b)           The Company will apply the net proceeds from the sale of the Shares for working capital and general corporate purposes, including the repayment of bank borrowings.

(c)           Except in connection with the filing of the Shelf Registration Statement, the Company will not, and will not permit any of the Subsidiaries to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Shares or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(d)           The Company will not become, at any time prior to the expiration of three years after the Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

(e)           The Company will file the additional listing application for the Shares with the Nasdaq National Market prior to the Closing Date and will use its best efforts to have the Shares listed on the Nasdaq National Market on or prior to the effective date of the Shelf Registration Statement.

(f)            The Company will use its best efforts to do and perform all things required to be done and performed by it under this Agreement and the other Basic Documents prior to or after the Closing Date and to satisfy all conditions precedent on its part to the obligations of the Purchasers to purchase and accept delivery of the Shares.

5.             Conditions of the Purchasers’ Obligations.  The obligation of each Purchaser to purchase and pay for the Shares is subject to the following conditions unless waived in writing by the relevant Purchaser:

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(a)           The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than representations and warranties with a Material Adverse Effect qualifier, which shall be true and correct as written) on and as of the Closing Date; the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

(b)           None of the issuance and sale of the Shares pursuant to this Agreement or any of the transactions contemplated by any of the other Basic Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or, to the Company’s knowledge, threatened against the Company or against any Purchaser relating to the issuance of the Shares or any Purchaser’s activities in connection therewith or any other transactions contemplated by this Agreement or the Disclosure Documents or the other Basic Documents.

(c)           The Purchasers shall have received certificates, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company, to the effect of paragraphs 5(a) and (b).

(d)           On or before the Closing Date, the Purchasers shall have received the Registration Rights Agreement executed by the Company and such agreement shall be in full force and effect at all times from and after the Closing Date, subject to the Enforceability Exceptions.

(e)           On or before the Closing Date, the Nasdaq National Market shall have provided verbal confirmation that no approvals are needed from such organization in order to consummate the sale of the Shares as contemplated herein.

(f)            The Purchasers shall have received an opinion of Orrick, Herrington & Sutcliffe, LLP, counsel to the Company, with respect to the authorization of the Shares and other customary matters in the form attached hereto as Exhibit A.

6.             Representations and Warranties of the Purchasers.

(a)           Each Purchaser, severally and not jointly and as to itself only, represents and warrants to the Company that the Shares to be acquired by it hereunder are being acquired for its own account for investment (and/or on behalf of managed accounts who are purchasing solely for their own accounts for investment) and with no intention of distributing or reselling such Shares or any part thereof or interest therein in any transaction which would be in violation of the securities laws of the United States of America or any State, without prejudice, however, to a Purchaser’s right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Shares under an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration, and subject, nevertheless, to the disposition of a Purchaser’s property being at all

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times within its control.  By executing this Agreement, each Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any Person with respect to any of the Shares.

(b)           Each Purchaser understands that the Shares have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (a) pursuant to an exemption from registration under the Securities Act (and, if requested by the Company, based upon an opinion of counsel acceptable to the Company) or pursuant to an effective registration statement under the Securities Act and (b) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

Each Purchaser agrees to the imprinting, so long as appropriate, of the following legend on the Shares:

The shares of common stock evidenced by this certificate have not been registered under the U.S. Securities Act of 1933, as amended, and may not be offered, sold, pledged or otherwise transferred (“transferred”) in the absence of such registration or an applicable exemption therefrom. In the absence of such registration, such shares may not be transferred unless, if the Company requests, the Company has received a written opinion from counsel in form and substance satisfactory to the Company stating that such transfer is being made in compliance with all applicable federal and state securities laws.

The legend set forth above may be removed if and when the Shares are disposed of pursuant to an effective registration statement under the Securities Act or in the opinion of counsel to the Company experienced in the area of United States Federal securities laws such legends are no longer required under applicable requirements of the Securities Act.  The Shares shall also bear any other legends required by applicable Federal or state securities laws, which legends may be removed when in the opinion of counsel to the Company experienced in the applicable securities laws, the same are no longer required under the applicable requirements of such securities laws.  The Company agrees that it will provide each Purchaser, upon request, with a substitute Share certificate, not bearing such legend at such time as such legend is no longer applicable.  Each Purchaser agrees that, in connection with any transfer of Shares by it pursuant to an effective registration statement under the Securities Act, such Purchaser will comply with all prospectus delivery requirements of the Securities Act.  The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of Shares.

(c)           Each Purchaser is an institutional investor that is an accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

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(d)           Each Purchaser, severally and not jointly and as to itself only, represents and warrants to the Company that it has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, such Purchaser having been represented by counsel, and has so evaluated the merits and risks of such investment and is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

(e)           Each Purchaser, severally and not jointly and as to itself only, represents and warrants to the Company that (i) the purchase of the Shares to be purchased by it has been duly and properly authorized and this Agreement has been duly executed and delivered by it or on its behalf and constitutes the valid and legally binding obligation of such Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principals of equity; (ii) the purchase of the Shares to be purchased by it does not conflict with or violate its charter, by-laws or any law, regulation or court order applicable to it; and (iii) the purchase of Shares to be purchased by it does not impose any penalty or other onerous condition on such Purchaser under or pursuant to any applicable law or governmental regulation.

(f)            Each Purchaser, severally and not jointly and as to itself only, represents and warrants to the Company that neither it nor any of its directors, officers, employees, agents, or controlling persons has taken, directly or indirectly, any actions designed, or might reasonably be expected to cause or result, under the Securities Acts or otherwise, in, or that has constituted, stabilization, or manipulation of the price of the shares.

(g)           Each Purchaser acknowledges receipt of the Disclosure Documents and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Company’s financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Shares; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information contained in the Disclosure Documents.

(h)           Each Purchaser understands and acknowledges that (i) the Shares are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company, its counsel and Roth will rely upon, the accuracy and truthfulness of the foregoing representations and such Purchaser hereby consents to such reliance.

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7.             Survival Clause.  The respective representations, warranties, agreements and covenants of the Company and the Purchasers set forth in this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, or any Purchaser and (ii) delivery of, payment for or disposition of the Shares, and shall be binding upon and shall inure to the benefit of any successors, assigns, heirs or personal representatives of the Company and the Purchasers.

8.             Termination.

(a)           This Agreement may be terminated in the sole discretion of the Company by notice to each Purchaser severally and not jointly if at the Closing Date:

(i)            the representations and warranties made by such Purchaser in Section 6 are not true and correct in all material respects; or

(ii)           as to the Company, the sale of the Shares hereunder (i) is prohibited or enjoined by any applicable law or governmental regulation or (ii) subjects the Company to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or government regulation that would materially reduce the benefits to the Company of the sale of the Shares to such Purchaser, so long as such regulation, law or onerous condition was not in effect in such form at the date of this Agreement.

(b)           This Agreement may be terminated in the sole discretion of any Purchaser by notice to the Company given in the event that the Company shall have failed, refused or been unable to satisfy all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date or if after the execution and delivery of this Agreement and prior to the Closing Date:

(i)            trading in securities of the Company on the NASDAQ National Market shall have been suspended;

(ii)           a banking moratorium shall have been declared by New York or United States authorities; or

(iii)          there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States that, in the case of (A), (B) or (C) above, in the sole judgment of any Purchaser, makes it impracticable or inadvisable to proceed with the delivery of the Shares as contemplated by the Disclosure Documents, as amended as of the date hereof.

9.             Notices.  All communications hereunder shall be in writing and, (i) if sent to a Purchaser, shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or telecopied and confirmed in writing to their address on their signature page

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hereof and (ii) if sent to the Company, shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or telecopied and confirmed in writing to Landec Corporation, 3603 Haven Avenue, Menlo Park, CA 94025, Attention:  Greg Skinner, and with a copy to Geoffrey P. Leonard, Orrick, Herrington & Sutcliffe LLP, 1020 March Road, Menlo Park, CA 94025.

All such notices and communications shall be deemed to have been duly given:  when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

10.           Successors.  This Agreement shall inure to the benefit of and be binding upon each Purchaser and the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person.  No purchaser of Shares from any Purchaser will be deemed a successor because of such purchase.

11.           No Waiver; Modifications in Writing.  No failure or delay on the part of the Company or any Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Purchaser at law or in equity or otherwise.  No waiver of or consent to any departure by the Company or any Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below.  Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Company and the relevant Purchaser.  Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or any Purchaser from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

12.           Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof.

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13.           APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO PROVISIONS RELATING TO CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

14.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement among the Company and the Purchasers.

Very truly yours,

LANDEC CORPORATION

By:
Name:
Title:

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

Accepted and Agreed
Number of Shares Purchased:
Total Investment: $
Name of Purchaser (Print)

By:
Name:
Title:

Date:

Address:

Telephone:
Facsimile:

Please register Shares as follows:

Name:

Tax I.D. Number of Person in whose name the Shares are to be registered:

Exhibit A

(a)   The Company has been duly incorporated, is validly existing, is in good standing under the laws of the State of California, and has the corporate power and authority to own its property and to conduct its business as now conducted as described in the Disclosure Documents.

(b)   Each of Apio, Inc. and Landec Ag, Inc. (the “Subsidiaries”), is validly existing, is in good standing under the laws of the State of Delaware, and has the corporate power and authority to own its property and to conduct its business as now conducted as described in the Disclosure Documents.

(c)   The authorized capital stock of the Company consists of 50,000,000 shares of common stock, $0.001 par value per share, and 2,000,000 shares of preferred stock, $0.001 par value per share.  To our knowledge, except as set forth in the Registration Rights Agreement, no holder of securities of the Company is entitled to have such securities registered under the Shelf Registration Statement.

(d)   The Shares have been duly authorized and, when issued and delivered to and paid for by the Purchasers in accordance with the terms of the Subscription Agreement, will be validly issued, fully paid and non-assessable, and will not be issued in violation of any preemptive rights pursuant to any law or contained in the Company’s articles of incorporation or bylaws or any Material Agreement.  The term “Material Agreements” shall mean only those agreements to which the Company is a party and which are listed as an exhibit to the Company’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

(e)   The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents, and each such agreement has been duly authorized, executed and delivered by the Company. The Subscription Agreement, the Engagement Letter and the Registration Rights Agreement are herein collectively referred to as the “Transaction Documents.”

(f)    Each of the Transaction Documents constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with their terms.

(g)   No consent, approval, authorization, license, qualification, exemption or order of any court or governmental agency or body on the part of the Company is required in connection with the execution and delivery of the Transaction Documents by the Company or for the consummation by the Company of any of the transactions contemplated thereby, except such consents, approvals, authorizations, licenses, qualifications, exemptions or orders as may be required under (i) the Securities Act of 1933, as amended (the “Securities Act”), and state securities or Blue Sky laws in connection with registration, pursuant to the Registration Rights Agreement, of the Shares and (ii) federal or state securities or Blue Sky laws in connection with the issuance and sale of the Shares pursuant to the Subscription Agreement.  No consent of any third party is required pursuant to the terms of any Material Agreement for the performance of any Transaction Document by the Company or for the consummation by the Company of any of the transactions contemplated thereby, except for those already obtained.

(h)   The execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby and the issuance of the Shares will not violate, conflict with or constitute or result in a breach of or a default under (or an event that, with notice or lapse of time, or both, would constitute a breach of or a default under) any of (i) the terms or provisions of any Material Agreement, (ii) the articles of incorporation or bylaws of the Company or (iii) to our knowledge (assuming compliance with all applicable state securities or Blue Sky laws and the NASD Rules), any judgment, decree, order of any court or governmental agency or body having jurisdiction over the Company known to us or any applicable statute, rule or regulation, which violation, conflict, breach or default would, individually or in the aggregate, have a Material Adverse Effect.

(i)    To our knowledge, except as described in the Disclosure Documents, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Shares or the application of the proceeds therefrom by the Company in the manner described in the Subscription Agreement or (ii) if determined adversely to the Company, is reasonably likely to have a Material Adverse Effect.

(j)    It is not necessary in connection with the offer, sale and delivery of the Shares to the Purchasers under the Subscription Agreement to register the Shares under the Securities Act, it being understood that no opinion is expressed as to any subsequent resale of any of the Shares.

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Landec Corporation

645,161 Shares of Common Stock

SUBSCRIPTION AGREEMENT

March 26, 2002

TO EACH OF THE PURCHASERS NAMED ON THE SIGNATURE PAGES HEREOF

Ladies and Gentlemen:

Landec Corporation, a California corporation (the “Company”), hereby confirms its agreement with you (the “Purchasers”), as set forth below.

1.             The Shares.  Subject to the terms and conditions herein contained, the Company proposes to issue and sell to each Purchaser the number of shares of its Common Stock, par value $0.001 per share (the “Common Stock”), set forth on the signature page of such Purchaser hereto (collectively, the “Shares”).

The Shares will be offered and sold to the Purchasers without such offers and sales being registered under the Securities Act of 1933, as amended (together with the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, the “Securities Act”), in reliance on exemptions therefrom.

In connection with the sale of the Shares, the Company has made available its periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 since January 1, 2001.  These reports and filings are collectively referred to as the “Disclosure Documents”.  All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Disclosure Documents (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Disclosure Documents.

The Purchasers and their direct and indirect transferees of the Shares will be entitled to the benefits of the Registration Rights Agreement to be dated as of March 26, 2002 among the parties hereto (the “Registration Rights Agreement”) pursuant to which the Company has agreed, among other things, to file a shelf registration statement (the “Shelf Registration Statement”) pursuant to Rule 415 under the Securities Act of 1933 relating to the resale of the Shares (as defined herein) by holders thereof.

The Registration Rights Agreement, the Engagement Letter dated March 4, 2002 with Roth Capital Partners, LLC, and this Agreement are herein collectively referred to as the “Basic Documents”.

2.             Representations and Warranties of the Company.  The Company represents and warrants to and agrees with each Purchaser that:

(a)           The Disclosure Documents as of their respective dates did not, and any amendment or supplement thereto as of its date did not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Disclosure Documents, at the time they were filed with the Commission, complied in all material respects with the requirements of the Securities Act of 1933 and/or the Securities Acts of 1934, as the case may be (together with the rules and regulations of the Commission promulgated thereunder, the “Securities Acts”), as applicable.

(b)           Each of the Company and its subsidiaries (the “Subsidiaries”) has been duly incorporated and each of the Company and the Subsidiaries is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with the requisite corporate power and authority to own its properties and conduct its business as now conducted as described in the Disclosure Documents and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or other), properties, prospects or results of operations of the Company and the Subsidiaries, taken as a whole (any such event, a “Material Adverse Effect”); as of the Closing Date, the Company will have the authorized, issued and outstanding capitalization set forth in the Disclosure Documents (subject to the issuance of shares pursuant to this Agreement or pursuant to options outstanding under the Company’s stock option plans or outstanding warrants or other rights to acquire shares described in the Disclosure Documents); all of the outstanding shares of capital stock of the Company and the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights and are owned free and clear of all liens, encumbrances, equities, and restrictions on transferability (other than those imposed by the Securities Act and the state securities or “Blue Sky” laws) or voting; except as set forth in the Disclosure Documents, all of the outstanding shares of capital stock of the Subsidiaries are owned, directly or indirectly, by the Company; the shares of capital stock of the Company and the Subsidiaries that are reserved for issuance pursuant to stock option plans or other equity incentive plans is as set forth in the Disclosure Documents; and except as may be outstanding under stock option plans or other equity incentive plans that are described in the Disclosure Documents, there are no outstanding options, warrants or other rights to purchase shares of capital stock of the Company or the Subsidiaries.

(c)           The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Basic Documents.  Each of the Basic Documents has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally or (B) general principles of equity and the discretion of the court before which any proceeding therefore may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) (collectively, the “Enforceability Exceptions”), and (ii) any rights to indemnity, or contribution under the Registration Rights Agreement may be limited by federal and state securities laws and public policy considerations.

(d)           The Shares have been duly authorized and, when issued upon payment thereof in accordance with this Agreement, will have been validly issued, fully paid and nonassessable.  The capital stock of the Company, including the Common Stock, conforms to the description thereof contained in the Disclosure Documents.  The stockholders of the Company have no preemptive or similar rights with respect to the Common Stock.

(e)           No consent, approval, authorization, license, qualification, exemption or order of any court or governmental agency or body or third party is required for the performance of the Basic Documents by the Company or for the consummation by the Company of any of the transactions contemplated thereby, or the application of the proceeds of the issuance of the Shares as described in the Disclosure Documents, except for such consents, approvals, authorizations, licenses, qualifications, exemptions or orders (i) as have been obtained on or prior to the Closing Date, (ii) as are not required to be obtained on or prior to the Closing Date that will be obtained when required, or (iii) the failure to obtain which would not, individually or in the aggregate, have a Material Adverse Effect; all such consents, approvals, authorizations, licenses, qualifications, exemptions and orders set forth in the Disclosure Documents which are required to be obtained by the Closing Date will be in full force and effect as of the Closing Date and not the subject of any pending or, to the best knowledge of the Company, threatened attack by appeal or direct proceeding or otherwise.

(f)            None of the Company or the Subsidiaries is (i) in violation of its certificate of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its properties or assets, which breach or violation would, individually or in the aggregate, have a Material Adverse Effect, or (iii) in default (nor has any event occurred which with notice or passage of time, or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which it is a party or to which it is subject, which default would, individually or in the aggregate, have a Material Adverse Effect.

(g)           The execution, delivery and performance by the Company of the Basic Documents and the consummation by the Company of the transactions contemplated thereby and the fulfillment of the terms thereof will not (a) violate, conflict with or constitute or result in a breach of or a default under (or an event that, with notice or lapse of time, or both, would constitute a breach of or a default under) any of (i) the terms or provisions of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which any of the Company or the Subsidiaries is a party or to which any of their respective properties or assets are subject, (ii) the certificate of incorporation or bylaws of any of the Company or the Subsidiaries (or similar organizational document) or (iii) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or the Subsidiaries or any of their respective properties or assets or (b) result in the imposition of any lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Subsidiaries, which violation, conflict, breach, default or lien would, individually or in the aggregate, have a Material Adverse Effect.

(h)           The audited consolidated financial statements included in the Disclosure Documents present fairly the consolidated financial position, results of operations, cash flows and changes in stockholders’ equity of the entities, at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis; the interim unaudited consolidated financial statements included in the Disclosure Documents present fairly the consolidated financial position, results of operations and cash flows of the entities, at the dates and for the periods to which they relate, subject to year-end audit adjustments, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis with the audited consolidated financial statements included therein; the selected financial and statistical data included in the Disclosure Documents present fairly the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein; and Ernst & Young LLP, which has examined certain of such financial statements as set forth in its report included in the Disclosure Documents, is an independent public accounting firm as required by the Securities Act for an offering registered thereunder.

(i)            Except as described in the Disclosure Documents, there is not pending or, to the best knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, to which any of the Company or the Subsidiaries is a party, or to which their respective properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, that, if determined adversely to the Company or any such Subsidiary, would, individually or in the aggregate, have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Shares to be sold hereunder or the application of the proceeds therefrom or the other transactions described in the Disclosure Documents.

(j)            None of the Company or the Subsidiaries has, or, after giving effect to the issuance and sale of the Shares, will have, any liability for any prohibited transaction (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”)), accumulated funding deficiency (as defined in Section 302 of ERISA) or any complete or partial withdrawal from a multiemployer plan (as defined in Section 4001(a)(3) of ERISA), with respect to any plan (as defined in Section 3(3) of ERISA) as to which the Company or any of the Subsidiaries has or could have any direct or indirect, actual or contingent liability.  With respect to such plans, the Company and the Subsidiaries are, and, after giving effect to the issuance and sale of the Shares, will be, in compliance in all material respects with all provisions of the Code and ERISA.

(k)           The Company and the Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how that are necessary to conduct their businesses as described in the Disclosure Documents.  None of the Company or the Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.

(l)            Each of the Company and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Disclosure Documents (“Permits”), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such Permit, except where such revocation, termination or impairment would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Company or the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Disclosure Documents and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(m)          Subsequent to the respective dates as of which information is given in the Disclosure Documents and except as described therein, (i) the Company and the Subsidiaries have not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, (ii) the Company and the Subsidiaries have not purchased any of their respective outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on any of their respective capital stock or otherwise (other than, (A) with respect to the Company, the payment of dividends on its Series B Preferred Stock and (B) with respect to any of such Subsidiaries, the purchase of, or a dividend or distribution on, capital stock owned by the Company), (iii) there has not been any material change in the capital stock or any increase in the long-term indebtedness of the Company or any of the Subsidiaries, (iv) there has not occurred any event or condition, individually or in the aggregate, that has a Material Adverse Effect and (v) the Company and the Subsidiaries have not sustained any material loss or interference with respect to their respective businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding.

(n)           There are no legal or governmental proceedings nor are there any contracts or other documents required by the Securities Act to be described in a prospectus that are not described in the Disclosure Documents.  Except as described in the Disclosure Documents, none of the Company or the Subsidiaries is in default under any of the contracts described in the Disclosure Documents, has received a notice or claim of any such default or has knowledge of any breach of such contracts by the other party or parties thereto, except such defaults or breaches as would not, individually or in the aggregate, have a Material Adverse Effect.

(o)           Each of the Company and the Subsidiaries has good and marketable title to all real property described in the Disclosure Documents as being owned by it and good and marketable title to the leasehold estate in the real property described therein as being leased by it, free and clear of all liens, charges, encumbrances or restrictions, except, in each case, as described in the Disclosure Documents or such as would not, individually or in the aggregate, have a Material Adverse Effect.  All leases, contracts and agreements, including those referred to in the Disclosure Documents, to which the Company or any of the Subsidiaries is a party or by which any of them is bound are, to the knowledge of the Company, valid and enforceable against the other party or parties thereto, except where the invalidity or unenforceability would not, individually or in the aggregate, have a Material Adverse Effect.

(p)           Each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Company or any Subsidiary is contesting in good faith and for which adequate reserves have been provided in accordance with generally accepted accounting principles, there is no tax deficiency that has been asserted against the Company or any Subsidiary that would, individually or in the aggregate, have a Material Adverse Effect.

(q)           For purposes of this Agreement, the following terms shall have the following meanings:  “Environmental Law” means any federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment binding on any of the Company or the Subsidiaries, relating to pollution or protection of the environment, natural resources or health or safety including, without limitation, any relating to the release or threatened release of any pollutant, contaminated substance, material, waste, chemical or contaminant subject to regulation thereunder.  Except as disclosed in the Disclosure Documents and except as would not, individually or in the aggregate, have a Material Adverse Effect, (A) each of the Company and the Subsidiaries is in compliance with all, and is not subject to liability (including, without limitation, fines or penalties) under any, applicable Environmental Laws, (B) each of the Company and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the best knowledge of the Company, threatened against the Company or any of the Subsidiaries under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of the Subsidiaries, (E) neither the Company nor any of the Subsidiaries is subject to any order, decree or agreement requiring, or is otherwise obligated or required to perform any response or corrective action relating to any hazardous material, (F) neither the Company nor any of the Subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), or any comparable state law, (G) no property or facility of the Company or any of the Subsidiaries is (i) listed or proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation and Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority and (H) there are no past or present actions, events, operations or activities which could reasonably be expected to prevent or interfere with compliance by the Company or any Subsidiary with any applicable Environmental Law or to result in liability (including, without limitation, fines or penalties) under any applicable Environmental Law.

(r)            None of the Company or the Subsidiaries is, or immediately after the Closing Date will be, required to register as an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(s)           None of the Company or the Subsidiaries or any of such entities’ directors, officers, employees, agents or controlling persons has taken, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result, under the Securities Acts or otherwise, in, or that has constituted, stabilization or manipulation of the price of the Shares.

(t)            None of the Company, the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any “security” (as defined in the Securities Act) which is or could be integrated with the sale of the Shares in a manner that would require the registration under the Securities Act of the Shares or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Shares or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.  Assuming the accuracy of the representations and warranties of the Purchasers in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Shares to the Purchasers in the manner contemplated by this Agreement to register any of the Shares under the Securities Act.

(u)           Except as set forth in the Disclosure Documents, there is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries which is pending or, to the best knowledge of the Company or any of the Subsidiaries, threatened.

(v)           Each of the Company and the Subsidiaries carries insurance (including self-insurance) in such amounts and covering such risks as in its reasonable determination is adequate for the conduct of its business and the value of its properties.

(w)          Each of the Company and the Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

(x)            No holder of securities of the Company or any Subsidiary will be entitled to have such securities registered under the Shelf Registration Statement.

(y)           Except the fee payable to Roth Capital Partners, LLC (“Roth”), the Company does not know of any claims for services, either in the nature of a finder’s fee or financial advisory fee, with respect to the offering of the Shares and the transactions contemplated by the Disclosure Documents.

(z)            The Common Stock is listed on the Nasdaq National Market.  The Company currently is not in violation of, and the consummation of the transactions contemplated by the Basic Documents, will not violate, any rule of the National Association of Securities Dealers, except that the Company may issue the Shares prior to expiration of the full 15 day notice period set forth in Section 4310(c)(17) of the NASD Manual.

(aa)         The Company is eligible to use Form S-3 for the resale of the Shares by Purchasers or their transferees.  Any certificate signed by any officer of the Company or any Subsidiary and delivered pursuant to this Agreement shall be deemed a joint and several representation and warranty by the Company to each Purchaser as to the matters covered thereby.

3.             Purchase, Sale and Delivery of the Shares.  On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth and subject to approval of this transaction by the Company’s Board of Directors, the Company agrees to issue and sell to the Purchasers, and each Purchaser acting severally and not jointly agrees to purchase from the Company, the number of Shares set forth on such Purchaser’s signature page hereto, at $3.10 per share.

One or more certificates in definitive form for the Shares that the Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as each Purchaser requests upon notice to the Company at least 48 hours prior to the Closing Date (as defined) shall be delivered by or on behalf of the Company, against payment by or on behalf of the Purchasers, of the purchase price therefor by wire transfer of immediately available funds to the account of the Company previously designated by it in writing.  Such delivery of and payment for the Shares shall be made at the offices of Orrick, Herrington & Sutcliffe LLP, 1020 Marsh Road, Menlo Park, CA  94025 (“Orrick”), on April 5, 2002, or at such date as the Purchasers and the Company may agree upon, such time and date of delivery against payment being herein referred to as the “Closing Date.”  The Company will make such certificate or certificates for the Shares available for checking and packaging by the Purchasers at the offices of Orrick at least 24 hours prior to the Closing Date.

4.             Certain Covenants.  The Company covenants and agrees with each Purchaser that:

(a)           None of the Company or any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) which could be integrated with the sale of the Shares in a manner which would require the registration under the Securities Act of the Shares.

(b)           The Company will apply the net proceeds from the sale of the Shares for working capital and general corporate purposes, including the repayment of bank borrowings.

(c)           Except in connection with the filing of the Shelf Registration Statement, the Company will not, and will not permit any of the Subsidiaries to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Shares or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(d)           The Company will not become, at any time prior to the expiration of three years after the Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

(e)           The Company will file the additional listing application for the Shares with the Nasdaq National Market prior to the Closing Date and will use its best efforts to have the Shares listed on the Nasdaq National Market on or prior to the effective date of the Shelf Registration Statement.

(f)            The Company will use its best efforts to do and perform all things required to be done and performed by it under this Agreement and the other Basic Documents prior to or after the Closing Date and to satisfy all conditions precedent on its part to the obligations of the Purchasers to purchase and accept delivery of the Shares.

5.             Conditions of the Purchasers’ Obligations.  The obligation of each Purchaser to purchase and pay for the Shares is subject to the following conditions unless waived in writing by the relevant Purchaser:

(a)           The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than representations and warranties with a Material Adverse Effect qualifier, which shall be true and correct as written) on and as of the Closing Date; the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

(b)           None of the issuance and sale of the Shares pursuant to this Agreement or any of the transactions contemplated by any of the other Basic Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or, to the Company’s knowledge, threatened against the Company or against any Purchaser relating to the issuance of the Shares or any Purchaser’s activities in connection therewith or any other transactions contemplated by this Agreement or the Disclosure Documents or the other Basic Documents.

(c)           The Purchasers shall have received certificates, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company, to the effect of paragraphs 5(a) and (b).

(d)           On or before the Closing Date, the Purchasers shall have received the Registration Rights Agreement executed by the Company and such agreement shall be in full force and effect at all times from and after the Closing Date, subject to the Enforceability Exceptions.

(e)           On or before the Closing Date, the Nasdaq National Market shall have provided verbal confirmation that no approvals are needed from such organization in order to consummate the sale of the Shares as contemplated herein.

(f)            The Purchasers shall have received an opinion of Orrick, Herrington & Sutcliffe, LLP, counsel to the Company, with respect to the authorization of the Shares and other customary matters in the form attached hereto as Exhibit A.

6.             Representations and Warranties of the Purchasers.

(a)           Each Purchaser, severally and not jointly and as to itself only, represents and warrants to the Company that the Shares to be acquired by it hereunder are being acquired for its own account for investment (and/or on behalf of managed accounts who are purchasing solely for their own accounts for investment) and with no intention of distributing or reselling such Shares or any part thereof or interest therein in any transaction which would be in violation of the securities laws of the United States of America or any State, without prejudice, however, to a Purchaser’s right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Shares under an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration, and subject, nevertheless, to the disposition of a Purchaser’s property being at all times within its control.  By executing this Agreement, each Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any Person with respect to any of the Shares.

(b)           Each Purchaser understands that the Shares have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (a) pursuant to an exemption from registration under the Securities Act (and, if requested by the Company, based upon an opinion of counsel acceptable to the Company) or pursuant to an effective registration statement under the Securities Act and (b) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

Each Purchaser agrees to the imprinting, so long as appropriate, of the following legend on the Shares:

The shares of common stock evidenced by this certificate have not been registered under the U.S. Securities Act of 1933, as amended, and may not be offered, sold, pledged or otherwise transferred (“transferred”) in the absence of such registration or an applicable exemption therefrom. In the absence of such registration, such shares may not be transferred unless, if the Company requests, the Company has received a written opinion from counsel in form and substance satisfactory to the Company stating that such transfer is being made in compliance with all applicable federal and state securities laws.

The legend set forth above may be removed if and when the Shares are disposed of pursuant to an effective registration statement under the Securities Act or in the opinion of counsel to the Company experienced in the area of United States Federal securities laws such legends are no longer required under applicable requirements of the Securities Act.  The Shares shall also bear any other legends required by applicable Federal or state securities laws, which legends may be removed when in the opinion of counsel to the Company experienced in the applicable securities laws, the same are no longer required under the applicable requirements of such securities laws.  The Company agrees that it will provide each Purchaser, upon request, with a substitute Share certificate, not bearing such legend at such time as such legend is no longer applicable.  Each Purchaser agrees that, in connection with any transfer of Shares by it pursuant to an effective registration statement under the Securities Act, such Purchaser will comply with all prospectus delivery requirements of the Securities Act.  The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of Shares.

(c)           Each Purchaser is an institutional investor that is an accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

(d)           Each Purchaser, severally and not jointly and as to itself only, represents and warrants to the Company that it has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, such Purchaser having been represented by counsel, and has so evaluated the merits and risks of such investment and is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

(e)           Each Purchaser, severally and not jointly and as to itself only, represents and warrants to the Company that (i) the purchase of the Shares to be purchased by it has been duly and properly authorized and this Agreement has been duly executed and delivered by it or on its behalf and constitutes the valid and legally binding obligation of such Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principals of equity; (ii) the purchase of the Shares to be purchased by it does not conflict with or violate its charter, by-laws or any law, regulation or court order applicable to it; and (iii) the purchase of Shares to be purchased by it does not impose any penalty or other onerous condition on such Purchaser under or pursuant to any applicable law or governmental regulation.

(f)            Each Purchaser, severally and not jointly and as to itself only, represents and warrants to the Company that neither it nor any of its directors, officers, employees, agents, or controlling persons has taken, directly or indirectly, any actions designed, or might reasonably be expected to cause or result, under the Securities Acts or otherwise, in, or that has constituted, stabilization, or manipulation of the price of the shares.

(g)           Each Purchaser acknowledges receipt of the Disclosure Documents and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Company’s financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Shares; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information contained in the Disclosure Documents.

(h)           Each Purchaser understands and acknowledges that (i) the Shares are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company, its counsel and Roth will rely upon, the accuracy and truthfulness of the foregoing representations and such Purchaser hereby consents to such reliance.

7.             Survival Clause.  The respective representations, warranties, agreements and covenants of the Company and the Purchasers set forth in this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, or any Purchaser and (ii) delivery of, payment for or disposition of the Shares, and shall be binding upon and shall inure to the benefit of any successors, assigns, heirs or personal representatives of the Company and the Purchasers.

8.             Termination.

(a)           This Agreement may be terminated in the sole discretion of the Company by notice to each Purchaser severally and not jointly if at the Closing Date:

(i)            the representations and warranties made by such Purchaser in Section 6 are not true and correct in all material respects; or

(ii)           as to the Company, the sale of the Shares hereunder (i) is prohibited or enjoined by any applicable law or governmental regulation or (ii) subjects the Company to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or government regulation that would materially reduce the benefits to the Company of the sale of the Shares to such Purchaser, so long as such regulation, law or onerous condition was not in effect in such form at the date of this Agreement.

(b)           This Agreement may be terminated in the sole discretion of any Purchaser by notice to the Company given in the event that the Company shall have failed, refused or been unable to satisfy all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date or if after the execution and delivery of this Agreement and prior to the Closing Date:

(i)            trading in securities of the Company on the NASDAQ National Market shall have been suspended;

(ii)           a banking moratorium shall have been declared by New York or United States authorities; or

(iii)          there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States that, in the case of (A), (B) or (C) above, in the sole judgment of any Purchaser, makes it impracticable or inadvisable to proceed with the delivery of the Shares as contemplated by the Disclosure Documents, as amended as of the date hereof.

9.             Notices.  All communications hereunder shall be in writing and, (i) if sent to a Purchaser, shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or telecopied and confirmed in writing to their address on their signature page hereof and (ii) if sent to the Company, shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or telecopied and confirmed in writing to Landec Corporation, 3603 Haven Avenue, Menlo Park, CA 94025, Attention:  Greg Skinner, and with a copy to Geoffrey P. Leonard, Orrick, Herrington & Sutcliffe LLP, 1020 March Road, Menlo Park, CA 94025.

All such notices and communications shall be deemed to have been duly given:  when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

10.           Successors.  This Agreement shall inure to the benefit of and be binding upon each Purchaser and the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person.  No purchaser of Shares from any Purchaser will be deemed a successor because of such purchase.

11.           No Waiver; Modifications in Writing.  No failure or delay on the part of the Company or any Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Purchaser at law or in equity or otherwise.  No waiver of or consent to any departure by the Company or any Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below.  Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Company and the relevant Purchaser.  Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or any Purchaser from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

12.           Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof.

13.           APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO PROVISIONS RELATING TO CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

14.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement among the Company and the Purchasers.

Very truly yours,

LANDEC CORPORATION

By:
Name:
Title:

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

Accepted and Agreed
Number of Shares Purchased:
Total Investment: $
Name of Purchaser (Print)

By:
Name:
Title:

Date:

Address:

Telephone:

Facsimile:

Please register Shares as follows:

Name:

Tax I.D. Number of Person in whose name the Shares are to be registered:

Exhibit A

(a)   The Company has been duly incorporated, is validly existing, is in good standing under the laws of the State of California, and has the corporate power and authority to own its property and to conduct its business as now conducted as described in the Disclosure Documents.

(b)   Each of Apio, Inc. and Landec Ag, Inc. (the “Subsidiaries”), is validly existing, is in good standing under the laws of the State of Delaware, and has the corporate power and authority to own its property and to conduct its business as now conducted as described in the Disclosure Documents.

(c)   The authorized capital stock of the Company consists of 50,000,000 shares of common stock, $0.001 par value per share, and 2,000,000 shares of preferred stock, $0.001 par value per share.  To our knowledge, except as set forth in the Registration Rights Agreement, no holder of securities of the Company is entitled to have such securities registered under the Shelf Registration Statement.

(d)   The Shares have been duly authorized and, when issued and delivered to and paid for by the Purchasers in accordance with the terms of the Subscription Agreement, will be validly issued, fully paid and non-assessable, and will not be issued in violation of any preemptive rights pursuant to any law or contained in the Company’s articles of incorporation or bylaws or any Material Agreement.  The term “Material Agreements” shall mean only those agreements to which the Company is a party and which are listed as an exhibit to the Company’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

(e)   The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents, and each such agreement has been duly authorized, executed and delivered by the Company. The Subscription Agreement, the Engagement Letter and the Registration Rights Agreement are herein collectively referred to as the “Transaction Documents.”

(f)    Each of the Transaction Documents constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with their terms.

(g)   No consent, approval, authorization, license, qualification, exemption or order of any court or governmental agency or body on the part of the Company is required in connection with the execution and delivery of the Transaction Documents by the Company or for the consummation by the Company of any of the transactions contemplated thereby, except such consents, approvals, authorizations, licenses, qualifications, exemptions or orders as may be required under (i) the Securities Act of 1933, as amended (the “Securities Act”), and state securities or Blue Sky laws in connection with registration, pursuant to the Registration Rights Agreement, of the Shares and (ii) federal or state securities or Blue Sky laws in connection with the issuance and sale of the Shares pursuant to the Subscription Agreement.  No consent of any third party is required pursuant to the terms of any Material Agreement for the performance of any Transaction Document by the Company or for the consummation by the Company of any of the transactions contemplated thereby, except for those already obtained.

(h)   The execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby and the issuance of the Shares will not violate, conflict with or constitute or result in a breach of or a default under (or an event that, with notice or lapse of time, or both, would constitute a breach of or a default under) any of (i) the terms or provisions of any Material Agreement, (ii) the articles of incorporation or bylaws of the Company or (iii) to our knowledge (assuming compliance with all applicable state securities or Blue Sky laws and the NASD Rules), any judgment, decree, order of any court or governmental agency or body having jurisdiction over the Company known to us or any applicable statute, rule or regulation, which violation, conflict, breach or default would, individually or in the aggregate, have a Material Adverse Effect.

(i)    To our knowledge, except as described in the Disclosure Documents, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Shares or the application of the proceeds therefrom by the Company in the manner described in the Subscription Agreement or (ii) if determined adversely to the Company, is reasonably likely to have a Material Adverse Effect.

(j)    It is not necessary in connection with the offer, sale and delivery of the Shares to the Purchasers under the Subscription Agreement to register the Shares under the Securities Act, it being understood that no opinion is expressed as to any subsequent resale of any of the Shares.

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